Phoenix Investment Partners


                                       APRIL 30, 1999


ANNUAL REPORT



                                       Phoenix California Tax
                                       Exempt Bonds, Inc.



[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this report for the Phoenix California Tax Exempt Bonds, Inc. Fund for the 12 months ended April 30, 1999.

  On the following page, your portfolio manager discusses market factors that affected portfolio performance and provides his near-term outlook. We hope you find his comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 1999

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for California residents who want to minimize payment of federal and state income taxes and desire a quality-focused portfolio. Investors should note that income from the Fund might be subject to state and local taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 1999, Class A shares returned 5.92% and Class B shares returned 5.11% compared with a return of 6.94% for the Lehman Brothers Municipal Bond Index(1) and a return of 7.48% for the Lehman Brothers California Municipal Bond Index(2). All performance figures assume the reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: After starting the reporting period at a yield of 5.14% and 4.54%, respectively, high quality 30-year and 10-year municipal bond yields declined by 16 and 26 basis points, respectively, in response to falling U.S. Treasury interest rates caused by global financial turmoil as well as two interest rate cuts by the Federal Reserve. The Fund's longer-term discount securities performed well in this environment.

    However, performance was held back as a result of our investment strategy to focus on high quality, higher income-producing securities, which did not keep pace in the declining rate environment. The Fund was overweighted in shorter duration, higher coupon securities in an effort to maintain a high stream of tax-exempt income and continue to be tax efficient.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A: The credit outlook for California remains positive as its economy continues to show strong growth. This growing state economy is expected to produce higher-than-expected personal income tax receipts, the core of California's revenue intake, resulting in a budget surplus that could reach $4 billion by the end of the next fiscal year. This strong economic growth should result in continued credit improvements to most municipalities throughout the state. However, such issues as local property tax limitations, educational demands, health-care and other social services programs will continue to present fiscal challenges for most municipalities.

Q: HOW WILL YOU POSITION THE PORTFOLIO GIVEN YOUR OUTLOOK?

A: Our current strategy is to continue to emphasize higher quality "essential service" bonds, such as water and sewer issues, since these credits generally provide the highest level of credit protection.

                                                                    MAY 17, 1999

(1) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND DOES NOT REFLECT INVESTMENT MANAGEMENT OR OTHER MUTUAL FUND-RELATED FEES.
(2) THE LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF CALIFORNIA-ISSUED, LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT AND DOES NOT REFLECT INVESTMENT MANAGEMENT OR OTHER MUTUAL FUND-RELATED FEES.

Phoenix California Tax-Exempt Bonds, Inc.
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 4/30/99      DATE
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                    5.92%   6.71%      7.14%      --            --
Class A Shares at POP(3)                    0.89    5.68       6.62       --            --
Class B Shares at NAV(2)                    5.11    --        --           5.93%      7/26/94
Class B Shares with CDSC(4)                 1.27    --        --           5.60       7/26/94
Lehman Brothers Municipal Bond Index        6.94    7.49       8.02        7.41        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5)  Index information from 7/31/94 to 4/30/99.
(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(7) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PHOENIX CALIFORNIA TAX EXEMPT CLASS A (6)     LEHMAN BROS. MUNICIPAL BOND INDEX (7)
4/28/89                                      $9,525.00                                 $10,000.00
4/30/90                                     $10,104.45                                 $10,720.96
4/30/91                                     $11,236.53                                 $11,952.37
4/30/92                                     $12,211.66                                 $13,089.77
4/30/93                                     $13,478.64                                 $14,745.53
4/29/94                                     $13,721.11                                 $15,063.19
4/28/95                                     $14,590.96                                 $16,065.43
4/30/96                                     $15,600.87                                 $17,343.09
4/30/97                                     $16,467.91                                 $18,495.89
4/30/98                                     $17,923.51                                 $20,215.37
4/30/99                                     $18,984.34                                 $21,619.09

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of bond holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pre-Refunded                      46%
Municipal Utility District         10
General Obligation                  9
Water                               7
General                             6
Development                         6
Facilities                          4
Other                              12

Phoenix California Tax Exempt Bonds, Inc.

    TOP TEN HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  L.A. Wastewater System Revenue Series D                        7.0%
        UTILITY REVENUE BOND
    2.  Riverside County 7.80%, 5/1/21                                 5.6%
        PRE-REFUNDED REVENUE BOND
    3.  MSR Public Power Agency Series D                               4.3%
        PRE-REFUNDED REVENUE BOND
    4.  Culver City Redevelopment Financing Authority Revenue          4.3%
        DEVELOPMENT REVENUE BOND
    5.  Puerto Rico Public Building Authority Series L                 3.6%
        PRE-REFUNDED REVENUE BOND
    6.  Contra Costa Water District Revenue Series G                   3.5%
        UTILITY REVENUE BOND
    7.  Huntington Park Redevelopment Agency                           3.5%
        PRE-REFUNDED REVENUE BOND
    8.  Anaheim Public Financing Series C                              3.1%
        GENERAL REVENUE BOND
    9.  California State G.O.                                          2.8%
        GENERAL OBLIGATION BOND
   10.  Walnut Valley United School District Series A G.O.             2.8%
        GENERAL OBLIGATION BOND

                         INVESTMENTS AT APRIL 30, 1999

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   --------   ------------
MUNICIPAL TAX-EXEMPT BONDS--96.9%

AIRPORT REVENUE--3.7%
San Francisco Airport Revenue 6.25%,
5/1/10 (FGIC Insured)...................      AAA        $  1,000   $  1,105,000
San Francisco Airport Revenue 4.50%,
5/1/28 (MBIA Insured)...................      AAA           2,720      2,454,800
                                                                    ------------
                                                                       3,559,800
                                                                    ------------
DEVELOPMENT REVENUE--5.6%
Culver City Redevelopment Financing
Authority Revenue 4.60%, 11/1/20 (AMBAC
Insured)................................      AAA           4,500      4,190,625
San Pablo Redevelopment Agency 5%,
12/1/13 (FGIC Insured)..................      AAA           1,250      1,275,000
                                                                    ------------
                                                                       5,465,625
                                                                    ------------

FACILITIES REVENUE--4.0%
Contra Costa County Public Financing
Lease Revenue Series 99-A 5%, 6/1/08
(MBIA Insured)..........................      AAA           1,500      1,588,125

San Francisco Building Authority Lease
Revenue Civic Center Complex A 6%,
12/1/09 (AMBAC Insured).................      AAA           2,000      2,285,000
                                                                    ------------
                                                                       3,873,125
                                                                    ------------

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   --------   ------------

GENERAL OBLIGATION--8.5%
California State G.O. 5.50%, 4/1/08
(MBIA Insured)..........................      AAA        $  1,500   $  1,646,250

California State G.O. 4.50%, 12/1/21
(FGIC Insured)..........................      AAA           3,000      2,760,000

Central School District San Bernardino
County Series A G.O. 7.05%, 5/1/16......      A(b)          1,000      1,073,750

Walnut Valley Unified School District
Series A G.O. 0%, 8/1/19 (MBIA
Insured)................................      AAA           8,480      2,756,000
                                                                    ------------
                                                                       8,236,000
                                                                    ------------

GENERAL REVENUE--5.8%
Anaheim Public Financing Series C 6%,
9/1/16 (FSA Insured)....................      AAA           2,600      2,967,250

Orange County Recovery COP Series A
5.80%, 7/1/16 (MBIA Insured)............      AAA           1,500      1,635,000

San Mateo County Lease Revenue 5.125%,
7/1/18 (MBIA Insured)...................      AAA           1,000      1,031,250
                                                                    ------------
                                                                       5,633,500
                                                                    ------------

MEDICAL REVENUE--3.2%
California Health Facilities Financing
Authority Series A 7.30%, 11/1/20 (CA
Mortgage Insured).......................       A+           1,400      1,491,000

 4                     See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   --------   ------------
MEDICAL REVENUE--CONTINUED
California Health Facilities Financing
Authority Series A 6.25%, 7/1/22........       A+        $  1,500   $  1,599,375
                                                                    ------------
                                                                       3,090,375
                                                                    ------------

MULTIFAMILY REVENUE--2.2%
L.A. Community Redevelopment Agency
Series A 6.55%, 11/1/27 (AMBAC/FHA
Insured)................................      AAA           2,000      2,152,500

MUNICIPAL UTILITY DISTRICT REVENUE--9.7%
Delta Diablo Sanitation District COP 0%,
12/1/16 (MBIA Insured)..................      AAA           1,070        446,725

L.A. Wastewater System Revenue Series D
4.70%, 11/1/17 (FGIC Insured)...........      AAA           7,000      6,798,750

Sacramento Cogeneration Authority
Project Revenue 6.375%, 7/1/10..........      BBB             500        575,625

Sacramento Municipal Utility District
Electric Revenue Series K 5.75%, 7/1/18
(AMBAC Insured).........................      AAA           1,500      1,663,125
                                                                    ------------
                                                                       9,484,225
                                                                    ------------

POWER REVENUE--0.9%
Southern California Public Power
Authority Revenue 5.50% , 7/1/20........       A              915        924,150

PRE-REFUNDED--44.4%
Covina Community Redevelopment Agency
8.80%, 1/1/08(c)........................       NR           1,150      1,407,312

Hayward Hospital Revenue (St. Rose
Hospital) 10%, 10/1/04(c)...............      AAA             425        496,719

Huntington Park Redevelopment Agency 8%,
12/1/19 (FHA Insured)...................      AAA           2,400      3,378,000

L.A. County Sales Tax 7%, 7/1/19........      AA-           2,500      2,564,575

L.A. Harbor Department 7.60%,
10/1/18(c)..............................      AAA           1,075      1,436,469

MSR Public Power Agency Series D 6.75%
7/1/20 (MBIA Insured)(c)................      AAA           3,500      4,208,750

Northern California Power Agency Public
Power Hydro Electric 7.50%, 7/1/23
(AMBAC Insured).........................      AAA             195        256,669

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   --------   ------------
PRE-REFUNDED--CONTINUED

Orange County Water District COP 7%,
8/15/15.................................      AAA        $  1,000   $  1,066,250

Pasedena COP 6.75%, 8/1/15..............     Aaa(b)         2,000      2,125,000

Pomona Unified School District G.O.
Series C 5.60%, 8/1/12 (MBIA Insured)...      AAA           1,500      1,642,500

Puerto Rico Electric Power Authority
Series N 6%, 7/1/10.....................      BBB+          1,500      1,506,345

Puerto Rico Electric Power Authority
Series P 7%, 7/1/21.....................     Aaa(b)         2,500      2,728,125

Puerto Rico Highway and Transportation
Authority Revenue Series T 6.625%,
7/1/18..................................      AAA             200        220,750

Puerto Rico Highway and Transportation
Authority Revenue Series T 6.625%,
7/1/18..................................     Aaa(b)           800        883,000

Puerto Rico Public Building Authority
Series L 6.875%, 7/1/21.................      AAA           3,170      3,522,662

Redlands COP Series C 7%, 12/1/22 (MBIA
Insured)................................      AAA           1,000      1,076,250

Riverside County 8.625%, 5/1/16 (GNMA
Collaterized)(c)........................      AAA             700      1,009,750

Riverside County 7.80%, 5/1/21 (GNMA
Collaterized)...........................      AAA           4,000      5,480,000

Riverside Public Financing Authority
Revenue 7.80%, 2/1/08...................     Baa(b)           360        366,912

Sacramento Cogeneration Authority
Project Revenue 6.375%, 7/1/10..........      BBB             500        546,250

San Bernandino County COP Series B 7%,
8/1/28..................................      AAA           2,200      2,409,000

San Bernandino School Health Care
Sisters of Charity Series A 7%,
7/1/21..................................       AA           1,500      1,636,875

San Gabriel Valley Schools Financing
Authority 7.20%, 7/1/19.................       NR           1,200      1,231,356

                       See Notes to Financial Statements                       5

Phoenix California Tax Exempt Bonds, Inc.

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   --------   ------------
PRE-REFUNDED--CONTINUED
Torrance Hospital Revenue 7.10%,
12/1/15.................................      AAA        $  1,665   $  1,893,938
                                                                    ------------
                                                                      43,093,457
                                                                    ------------
SINGLE FAMILY HOUSING REVENUE--1.0%
California Housing Financing Agency
Series C 7.20%, 8/1/17 (FHA Insured)....      AA-             425        435,022
California Housing Financing Agency
Series D 7.25%, 8/1/17 (FHA Insured)....      AA-             265        276,925

California Housing Financing Agency
Series A 7.75%, 8/1/17 (FHA Insured)....      AA-             240        245,918
                                                                    ------------
                                                                         957,865
                                                                    ------------
SPECIAL OBLIGATION REVENUE--1.1%
Sacramento Flood Control Agency 5.375%,
10/1/15 (FGIC Insured)..................      AAA           1,000      1,041,250

WATER REVENUE--6.8%
Chino Basin Financing Authority Revenue
5.90%, 8/1/11 (AMBAC Insured)...........      AAA           2,000      2,260,000
Contra Costa Water District Revenue
Series G 5.75%, 10/1/14 (MBIA Insured)..      AAA           3,100      3,379,000

                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                          (Unaudited)     (000)        VALUE
                                          ------------   --------   ------------
WATER REVENUE--CONTINUED

Metropolitan Water District Waterworks
Revenue Series A 4.75%, 7/1/22..........       AA        $  1,000   $    950,000
                                                                    ------------
                                                                       6,589,000
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $86,149,310)                                         94,100,872
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.9%
(IDENTIFIED COST $86,149,310)                                         94,100,872
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--1.6%

COMMERCIAL PAPER--1.6%
Goldman Sachs Group, L.P. 4.92%,
5/3/99..................................      A-1+          1,550      1,549,576
--------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,549,576)                                           1,549,576
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.5%
(IDENTIFIED COST $87,698,886)                                         95,650,448(a)
Cash and receivables, less liabilities--1.5%                           1,477,124
                                                                   -------------
NET ASSETS--100.0%                                                 $  97,127,572
                                                                   -------------
                                                                   -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $8,160,201 and gross depreciation of $208,639 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $87,698,886.
(b)  As rated by Moody's, Duff & Phelps or Fitch.
(c)  Escrowed to Maturity.
     At April 30, 1999, the concentration of the Fund's investments by State, determined as a percentage of total investments, is as follows: California 91% and Puerto Rico 9%.
     At April 30, 1999, 64.8% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA, 23%, AMBAC, 13% and FGIC, 13%.

 6
                       See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $87,698,886)                               $   95,650,448
Cash                                                                   3,456
Receivables
  Interest                                                         1,784,608
Prepaid expenses                                                       2,302
                                                              --------------
    Total assets                                                  97,440,814
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            117,015
  Dividend distributions                                              52,408
  Investment advisory fee                                             36,152
  Distribution fee                                                    21,553
  Financial agent fee                                                 11,005
  Transfer agent fee                                                   4,954
  Trustees' fee                                                        4,514
Accrued expenses                                                      65,641
                                                              --------------
    Total liabilities                                                313,242
                                                              --------------
NET ASSETS                                                    $   97,127,572
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of common stock                     $   88,408,721
Distributions in excess of net investment income                     (52,409)
Accumulated net realized gain                                        819,698
Net unrealized appreciation                                        7,951,562
                                                              --------------
NET ASSETS                                                    $   97,127,572
                                                              --------------
                                                              --------------
CLASS A
Shares of common stock outstanding, $0.01 par value,
  250,000,000 shares authorized (Net Assets $95,230,394)           7,223,559
Net asset value per share                                             $13.18
Offering price per share $13.18/(1-4.75%)                             $13.84
CLASS B
Shares of common stock outstanding, $0.01 par value,
  250,000,000 shares authorized (Net Assets $1,897,178)              143,735
Net asset value and offering price per share                          $13.20

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Interest                                                      $    5,790,758
                                                              --------------
    Total investment income                                        5,790,758
                                                              --------------
EXPENSES
Investment advisory fee                                              455,088
Distribution fee, Class A                                            248,413
Distribution fee, Class B                                             17,656
Financial agent fee                                                  106,837
Transfer agent                                                        61,143
Printing                                                              39,539
Professional                                                          37,676
Registration                                                          25,539
Trustees                                                              17,366
Custodian                                                             10,619
Miscellaneous                                                          6,315
                                                              --------------
    Total expenses                                                 1,026,191
                                                              --------------
NET INVESTMENT INCOME                                              4,764,567
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    1,124,505
Net realized loss on futures contracts                              (126,725)
Net change in unrealized appreciation (depreciation) on
  investments                                                        112,639
                                                              --------------
NET GAIN ON INVESTMENTS                                            1,110,419
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    5,874,986
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                       7

Phoenix California Tax Exempt Bonds, Inc.

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                             4/30/99         4/30/98
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   4,764,567   $   5,301,229
  Net realized gain (loss)                      997,780         932,045
  Net change in unrealized appreciation
    (depreciation)                              112,639       3,180,703
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                5,874,986       9,413,977
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (4,660,039)     (5,233,550)
  Net investment income, Class B                (69,380)        (56,307)
  Net realized gains, Class A                  (495,087)       (611,301)
  Net realized gains, Class B                    (8,845)         (7,993)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (5,233,351)     (5,909,151)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (951,723
    and 2,752,578 shares, respectively)      12,621,925      36,168,968
  Net asset value of shares issued from
    reinvestment of distributions
    (172,258 and 198,792 shares,
    respectively)                             2,289,980       2,620,648
  Cost of shares repurchased (1,701,261
    and 3,745,317 shares, respectively)     (22,628,530)    (49,302,823)
                                          -------------   -------------
Total                                        (7,716,625)    (10,513,207)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (28,783
    and 30,551 shares, respectively)            382,076         405,480
  Net asset value of shares issued from
    reinvestment of distributions
    (3,219 and 2,640 shares,
    respectively)                                42,838          34,843
  Cost of shares repurchased (7,282 and
    20,974 shares, respectively)                (97,065)       (274,134)
                                          -------------   -------------
Total                                           327,849         166,189
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             (7,388,776)    (10,347,018)
                                          -------------   -------------
  NET DECREASE IN NET ASSETS                 (6,747,141)     (6,842,192)
NET ASSETS
  Beginning of period                       103,874,713     110,716,905
                                          -------------   -------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($52,409) AND ($87,557),
    RESPECTIVELY]                         $  97,127,572   $ 103,874,713
                                          -------------   -------------
                                          -------------   -------------

8                      See Notes to Financial Statements

Phoenix California Tax Exempt Bonds, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                     CLASS A
                                      ---------------------------------------------------------------------
                                                               YEAR ENDED APRIL 30
                                      ---------------------------------------------------------------------
                                            1999          1998           1997           1996           1995
Net asset value, beginning of
  period                              $    13.12    $    12.72     $    12.77     $    12.63     $    13.03
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.64          0.65           0.66           0.67           0.71
  Net realized and unrealized gain
    (loss)                                  0.11          0.47           0.04           0.20           0.05
                                           -----         -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.75          1.12           0.70           0.87           0.76
                                           -----         -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.63)        (0.65)         (0.66)         (0.67)         (0.76)
  Distributions in excess of net
    investment income                         --            --             --          (0.01)            --
  Distributions from net realized
    gains                                  (0.06)        (0.07)         (0.09)         (0.03)         (0.31)
  Distributions in excess of
    accumulated net realized gains            --            --             --          (0.02)         (0.09)
                                           -----         -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                  (0.69)        (0.72)         (0.75)         (0.73)         (1.16)
                                           -----         -----          -----          -----          -----
Change in net asset value                   0.06          0.40          (0.05)          0.14          (0.40)
                                           -----         -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD        $    13.18    $    13.12     $    12.72     $    12.77     $    12.63
                                           -----         -----          -----          -----          -----
                                           -----         -----          -----          -----          -----
Total return(1)                             5.92%         8.84%          5.56%          6.92%          6.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $95,230      $102,312       $109,358       $113,806       $117,370
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.00%         0.96%          0.93%          0.99%          0.93%
  Net investment income                     4.72%         4.90%          5.13%          5.15%          5.63%
Portfolio turnover                            14%            9%            17%            20%            51%

                                                                     CLASS B
                                      ---------------------------------------------------------------------
                                                                                                    FROM
                                                       YEAR ENDED APRIL 30                       INCEPTION
                                      ------------------------------------------------------     7/26/94 TO
                                            1999          1998           1997           1996      4/30/95
Net asset value, beginning of
  period                              $    13.13    $    12.73     $    12.77     $    12.63     $    13.04
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)              0.54          0.56           0.56           0.56(4)        0.48
  Net realized and unrealized gain
    (loss)                                  0.12          0.46           0.05           0.20           0.01
                                           -----         -----          -----          -----          -----
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.66          1.02           0.61           0.76           0.49
                                           -----         -----          -----          -----          -----
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.53)        (0.55)         (0.56)         (0.56)         (0.50)
  Distributions in excess of net
    investment income                         --            --             --          (0.01)            --
  Distributions from net realized
    gains                                  (0.06)        (0.07)         (0.09)         (0.03)         (0.31)
  Distributions in excess of
    accumulated net realized gains            --            --             --          (0.02)         (0.09)
                                           -----         -----          -----          -----          -----
      TOTAL DISTRIBUTIONS                  (0.59)        (0.62)         (0.65)         (0.62)         (0.90)
                                           -----         -----          -----          -----          -----
Change in net asset value                   0.07          0.40          (0.04)          0.14          (0.41)
                                           -----         -----          -----          -----          -----
NET ASSET VALUE, END OF PERIOD        $    13.20    $    13.13     $    12.73     $    12.77     $    12.63
                                           -----         -----          -----          -----          -----
                                           -----         -----          -----          -----          -----
Total return(1)                             5.11%         8.10%          4.84%          6.10%          4.10%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $1,897        $1,562         $1,359         $1,258           $460
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.75%         1.71%          1.68%          1.78%          1.55%(2)
  Net investment income                     3.97%         4.15%          4.37%          4.32%          4.90%(2)
Portfolio turnover                            14%            9%            17%            20%            51%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized
(3)  Not annualized
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix California Tax Exempt Bonds, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement to Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $4,593 for Class A shares and deferred sales charges of $3,081 for Class B shares for the year ended April 30, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1999, $30,420 was earned by the Distributor, $235,500 was paid to unaffiliated participants and $149 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended April 30, 1999, transfer agent fees were $61,143, of which PEPCO retained $16,940, which is net of fees paid to State Street.

  At April 30, 1999, PHL and affiliates held 227 Class A shares and 10,413 Class B shares of the Fund with a combined value of $140,443.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities, excluding short-term securities and futures, for the year ended April 30, 1999, aggregated $13,618,183 and $20,260,530, respectively. There were no purchases or sales of long-term US Government securities.

4. ASSET CONCENTRATION

  There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

TAX INFORMATION NOTICE (UNAUDITED)

  EXEMPT-INTEREST DIVIDENDS:

  For federal income tax purposes, 96.4% of the income dividends paid by the Fund qualify as exempt-interest dividends.

  LONG-TERM CAPITAL GAINS:

  The Fund distributed $503,932 of long-term capital gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix California Tax Exempt Bonds, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Board of Directors and Shareholders of Phoenix California Tax Exempt Bonds, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Phoenix California Tax Exempt Bonds, Inc. (the "Fund") at April 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 11, 1999

PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.
101 Munson Street
Greenfield, Massachusetts 01301

DIRECTORS
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Timothy M. Heaney, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporaton
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web address:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                              ---------------
PO Box 2200                                                      Bulk Rate Mail
Enfield CT 06083-2200                                             U.S. Postage
                                                                     PAID
                                                                 Springfield, MA
                                                                 Permit No. 444
                                                                 ---------------

[LOGO] PHOENIX
       INVESTMENT PARTNERS






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